DOVER CORPORATION

Lehman Brothers Industrial Select Conference
December 1, 2000

David S. Smith
Vice President, Finance & CFO

DOVER

Forward Looking Statements

Certain statements made in today's presentation, both written and oral, may be forward looking statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. Forward looking statements are subject to inherent uncertainties and risk including, among other things: increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, today's presentation may include information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to accuracy or reliability.

***In this presentation, the phrase 'Year to Date' means thru September 30, 2000**

DOVER

Dover Investment Thesis

Dover Characteristics:

- Consistent, superior earnings growth performance and shareholder returns.
- Excellent niche market leadership businesses (and getting better).
- Long-term value creation focused management.
- Proven management, management process, organizational philosophy and culture.
- Shareholder focused cash flow deployment.
- Current performance profile exciting.

Dover Growth Strategy:
Focus on Value Creation

Priorities:

1. Grow Internally
   - Increase market share
   - Innovate
   - Create Customer Value & Get Paid
   - Add-on Acquisition

2. Acquire New Businesses
   - Disciplined Process
   - Realistic Pricing

3. Buy Stock or Hold Cash (Debt Reduction)

DOVER

Superior Long-Term Earnings Growth

	Dover EPS CAGR*
1 year	30.60%
5 year	16.88%
10 Year	12.91%
20 year	11.97%

* earnings per diluted common share (continuing)

DOVER

Market Leadership Businesses

- 52 Businesses in 1999 (now 54 with Triton and OK International acquisitions).
  - 41 are #1 in their niche markets
  - 7 are #2 in their markets
  - the rest are just very profitable!
- Focus is on internal operational improvement and growth via internal product and market development and add-on acquisitions that improve product portfolio and market position.

DOVER

Dover Companies are Leaders in Many Niche Markets

Universal
Hydro
Sargent Controls & Aerospace
AC Compressor
Norris
PDQ
De-Sta-Co
Novacap
Civacon
Randell
ECT Everett Charles Technologies
Chief
Heil Environmental Industries, Ltd
Wiseco
Hill Phoenix
Quadrant Technologies
Alberta Oil Tool
Tipper Tie
Duncan
Tranter
Midland
Belvac Production Machinery, Inc
Tulsa
Imaje
OPW
C. Lee Cook
Norriseal
De-Sta-Co
Dovatech Consolidated
DT Magnetics
R-P Robbinsen-Petter
SWF Companies
Quartzdyne
DEK
Rotary
World Leader in Lift Systems
Crenlo, Inc.
Mark Andy Inc.
K&L
Wilden
Vitronics Soltec
Wittemann
OPW Engineered Systems
Blackmer
Groen
Texas Hydraulics
Heil
Heil Trailer International
Somero

Current Performance Exciting

- Dover YTD Sales up 26%
- Pre-Tax Earnings up 40%
- EPS up 46%
- Long Term Investment in Technology Businesses yielding both high growth (up 225% from last "peak market" and high returns (estimated 30%+ pre-tax return on identifiable assets)
- "Industrial" segments improve earnings by 17% with strong growth prospects
- Add-on Acquisition program is sustainable source of "organic growth"

DOVER

Business Segment Earnings Results

($ in millions)	1996	1997	1998	1999	9/30/00
CB Assembly / Test	$ 85	$ 147	$ 90	$ 154	$ 216
Electronic Components	31	39	31	48	71
Imaje	56	57	57	59	48
Technologies	172	243	178	261	335
Industries	129	145	173	203	169
Diversified	123	123	164	177	138
Resources	116	130	144	128	117
Corporates (5)	(33)	(30)	(40)	(44)	(37)
EBITAQ	507	611	619	725	722
Gain on dispositions				10	12
Interest	(30)	(36)	(57)	(35)	(63)
Acquisitions Write-offs	(51)	(83)	(73)	(85)	(69)
Pretax	$ 426	$ 492	$ 489	$ 615	$ 602
EPS	**$1.24**	**$1.43**	**$1.45**	**$1.90**	**$1.91**

DOVER TECHNOLOGIES

($ in millions)	Third Quarter 2000	1999	%Change	Year to Date 2000	1999	%Change
Sales	**565**	**400**	**41.1%**	**1,559**	**1,023**	**52.3%**
Segment Earnings	**116**	**74**	**56.7%**	**311**	**148**	**110.5%**
Operating Margin	**20.5%**	**18.5%**		**20.0%**	**14.4%**	

DOVER

TECHNOLOGIES: Exciting Current Performance

($ in millions)	1997	1998	1999	2000 YTD
SEC:				
SALES	272	282	327	363
EARNINGS*	39	31	46	71
CBAT:				
SALES	852	745	939	674
EARNINGS*	147	90	153	215
TOTAL SALES*	1,124	1,027	1,266	1,037
TOTAL EARNINGS*	186	121	199	286
% DOVER TOTAL*	29.0%	18.4%	25.9%	37.7%

* Excluding corporate expense and acquisition write-offs.

DOVER

TECHNOLOGIES' END MARKETS
Growing Rapidly

Global Equipment Production Annual Growth



ACTUAL
FORECAST
Precentage Growth
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
1998
1999
2000
2001
2002
1.5
4.7
6.9
-10.0
-5.0
8.0
9.7
8.4
-2.8
6.4
12.3
14.2
11.3
6.9
16.7
11.2
11.1
11.8
8.1
14.2
10.1
8.8
10.8
8.4
13.4
World
United States
W. Europe
Japan
Four Tigers

Source: Henderson Electronic Forecasts, 11/00

TECHNOLOGIES' END MARKETS
Growing Rapidly

US Equipment Production Annual Growth Rates


ACTUAL
FORECAST
Precentage Growth
25.0
20.0
15.0
10.0
5.0
0.0
4.7
8.9
4.6
1.6
4.6
9.7
17.3
9.0
8.6
10.8
14.2
19.2
13.5
18.6
16.4
11.1
15.7
9.6
13.5
12.3
8.8
11.6
8.0
9.5
9.3
1998
1999
2000
2001
2002
Total
Communications
Computer & Office
Industrial & Instrument
Subtotal
Military
Consumer
Automotive

TECHNOLOGIES' MARKET TRENDS
Worldwide Electronics Production


$ Million
%of GWP
FORECAST
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001F
2003F

Source: VLSI Research

DOVER

TECHNOLOGIES
Strong Product Positions

- Circuit Board Assembly and Test (CBAT)
  - Universal -- Automated assembly equipment for circuit boards and semiconductors
  - DEK -- Screenprinting for surface mount circuit boards and semiconductors
  - Vitronics Soltec -- Automated soldering equipment for circuit boards
  - Everett Charles -- Testing for circuit boards and semiconductors

DOVER

A Sample Dover Growth Story--- Electronic Components

- SEC is a "typical" Dover story"
- SEC originated with K&L acquisition in 1983
  - Five acquisitions for $62 million, 1983-87 (largely defense electronics)
  - Eight acquisitions for $97 million, 1992-97 (data/telecom/networking)
  - Two acquisitions for $52 million since 1997
- Focused product development / R&D / production investment throughout on datacom / telecom / networking markets -- which are 90% of the 2000 estimated revenue

Exciting Growth Prospects: Specialty Electronic Components

PRODUCTS

Components

- Ceramic capacitors
- Ferrite transformers
- Precision crystals

Precision devices

- Oscillators
- RF & microwave filters
- Microwave sources
- Coaxial switches

Multifunction integrated assemblies

- Synthesizers
- Transceivers
- Switch matrices
- Filer/amplifier assemblies
- Timing recovery units

DOVER

DOVER RESOURCES

($ in millions)	Third Quarter 2000	1999	%Change	Year to Date 2000	1999	%Change
Sales	**226**	**191**	**18.3%**	**662**	**575**	**15.2%**
Segment Earnings	**29**	**25**	**17.6%**	**95**	**76**	**23.6%**
Operating Margin	**12.8%**	**12.9%**		**14.3%**	**13.3%**	

- Two Add-On Acquisitions.
- "Oil Patch" companies and C. Lee Cook performing very well; outlook positive.
- Petroleum retail margins suffering, creating challenge for OPW.
- Process industries activity "erratic".
- Tulsa Winch "roll-up" in Industrial Manufacturing sector.

DOVER INDUSTRIES

($ in millions)	Third Quarter 2000	1999	%Change	Year to Date 2000	1999	%Change
Sales	**314**	**292**	**7.6%**	**939**	**844**	**11.2%**
Segment Earnings	**49**	**45**	**8.0%**	**151**	**131**	**14.9%**
Operating Margin	**15.5%**	**15.5%**		**16.0%**	**15.5%**	

- Very Strong Improvements at Heil Environmental offset to a large degree by impact of industry weakness at Heil Trailer.
- Automotive Service and Food Service Equipment businesses with very solid double digit growth.
- Acquisitions add to growth, but mixed results vs. expectations YTD.

DOVER

DOVER DIVERSIFIED

($ in millions)	Third Quarter 2000	1999	%Change	Year to Date 2000	1999	%Change
Sales	**287**	**268**	**6.9%**	**867**	**760**	**14.1%**
Segment Earnings	**39**	**40**	**-1.9%**	**117**	**102**	**14.5%**
Operating Margin	**13.7%**	**14.9%**		**13.5%**	**13.4%**	

- Market weakness hurting Hill Phoenix (retail store refrigerator cases), and Sargent (aerospace products).
- Add-on Acquisitions have been a very important contributor to segment improvements.
- Belvac turn around a major contributor to performance improvements.

DOVER

Continuous Investment in Operational Improvement

($ in millions)

	1995	1996	1997	1998	1999	Total
Capital Expenditures	92	114	122	126	130	584
R&D	85	94	107	131	139	556

- Not "capital intensive".
- Continuous productivity improvement and growth is first investment priority.
- New product development introduction to enhance market penetration.

Operational Improvement Philosophy

- No Dover business system. Each Dover company adapts these to fit its particular needs; we do not believe in "one size fits all" corporate dictates.
- Dover is proficient at a wide variety of well-known "methodologies":
  - Six Sigma
  - Kaizen
  - Lean Manufacturing
  - Total Cycle Time Reduction
  - Demand Flow Manufacturing
- Collaboration encouraged and supported.
- Corporate "sponsorship" is offered
  - Schonberger example

DOVER

Acquisition Track Record Demonstrates Core Competency

Year	Transactions	Add-ons	Stand-alones	$(000's) Invested
1989	-	-	-	$ -
1990	2	-	2	85,634
1991	2	2	-	3,315
1992	4	2	2	100,961
1993	12	8	4	312,480
1994	10	8	2	185,324
1995	9	7	2	323,291
1996	10	8	2	281,711
1997	17	15	2	261,460
1998	14	10	4	556,019
1999	18	15	3	599,171
2000	18	17	1	333,020
Total	116	92	24	3,042,392

DOVER

Acquisitions -- Core Competency At All Levels of Dover Corporation

- Dover criteria -- premier, niche manufacturing businesses with operating margins +15%, priced to add shareholder value.
- Acquisition process "mentored" at Corporate:
  - acquisition process training / quality control
  - sourcing / networking
  - internal and external communication, project resourcing
  - increasing international focus
- Acquisitions process led by presidents and corporate management:
  - 70% of Dover companies have done add-ons (the rest are too new to Dover)
- Liberal use of external resources where appropriate

Result: Virtual "deal team" of hundreds

ACQUISTION CORE COMPETENCY HELPS DRIVE EARNINGS GROWTH


DOVER 1999
17 % CAGR
60%
$2.3B
7% CAGR
DOVER 1990
40%
28 Companies
100%

DOVER

Shareholder Value Creation: Opportunistic Share Repurchases

	(millions)		
	Dollars	Shares	Average Price
1990 - 1995	240.6	24.6	$ 9.76
1996	62.9	2.9	$21.88
1997	86.3	3.3	$26.50
1998	106.3	3.3	$32.69
1999	671.7	18.5	$36.40
2000	3.9	0.1	$42.50
Total	1,171.6	52.6	$22.27

- Buyback intentions rarely “announced”.
- Buybacks executed when price is favorable.
- Corporate development activity measured against acquiring Dover stock.

DOVER

Dover's Unique Culture and Management Style / Philosophy

- High standards of performance, intellectual caliber, competitiveness, ethics:
  - continuity of management
  - promotion from within, and recruit stars
- Enable and empower those closest to market.
  - atmosphere of trust; leads to responsibility
  - treat Company presidents as if they <u>own</u> the businesses
- Surround with questions => <u>few</u> directives.
- Oversight by experienced <u>operational</u> managers who have been there.

Management Wealth Tied to Shareholder Wealth

- Performance vs. "plan" never impacts compensation.
- Cash payouts tied to three-year earnings growth and return on investment.
- Reward system reaches throughout management team. Cash payouts and executive stock options program has about 300 participants, and another employee stock option incentive program has about 700 participants.

Dover Outlook

- Technologies positioned for continued growth (though perhaps at a less "furious" pace).
- Improved results in Oil & Gas exploration and development and process industry.
- Recent acquisitions will contribute meaningfully in 2001.
- Industrial businesses, in aggregate, are poised to show growth consistent with historical performance.
- Basic management style will not change.